UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2011

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2010, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that commenced on January 1, 2011. One new director, Darryl D. Swinton, was elected to serve on the Bank’s Board of Directors. In addition, Patricia P. Brister, Mary E. Ceverha, James H. Clayton and Ron G. Wiser were each elected to serve an additional term on the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 17, 2010 and filed with the Commission on November 22, 2010. At the time of filing such report, the committees of the Bank’s Board of Directors to which Mr. Swinton would be named had not been determined nor had it been determined whether Ms. Brister, Ms. Ceverha, Mr. Clayton and Mr. Wiser would continue to serve on the same committees that they had served on in 2010.

The Bank is filing this Form 8-K/A to report that on January 13, 2011 the Bank’s Board of Directors appointed these individuals to serve on the following board committees for 2011:

Ms. Brister - Executive Committee, Compensation and Human Resources Committee (Chairman), and Government Relations Committee

Ms. Ceverha - Executive Committee (Vice Chairman), Affordable Housing and Economic Development Committee, Audit Committee, Compensation and Human Resources Committee, Government Relations Committee, Risk Management Committee, and Strategic Planning Committee

Mr. Clayton - Executive Committee, Affordable Housing and Economic Development Committee (Chairman), and Compensation and Human Resources Committee

Mr. Swinton - Affordable Housing and Economic Development Committee and Audit Committee

Mr. Wiser - Audit Committee (Vice Chairman) and Risk Management Committee

In addition, 2011 committee assignments for all other directors were also made on January 13, 2011. Following these appointments, the composition of each of the Board of Directors’ committees is as follows:

Executive Committee

Lee R. Gibson (Chairman)
Mary E. Ceverha (Vice Chairman)
Patricia P. Brister
James H. Clayton
Howard R. Hackney
Charles G. Morgan, Jr.
Joseph F. Quinlan, Jr.
Anthony S. Sciortino

Compensation and Human Resources Committee

Patricia P. Brister (Chairman)
James W. Pate, II (Vice Chairman)
James H. Clayton
Howard R. Hackney
Anthony S. Sciortino
Lee R. Gibson
Mary E. Ceverha

Affordable Housing and Economic Development Committee

James H. Clayton (Chairman)
C. Kent Conine (Vice Chairman)
James W. Pate, II
John P. Salazar
Darryl D. Swinton
Lee R. Gibson
Mary E. Ceverha

Audit Committee

Howard R. Hackney (Chairman)
Ron G. Wiser (Vice Chairman)
Charles G. Morgan, Jr.
Margo S. Scholin
Darryl D. Swinton
Lee R. Gibson
Mary E. Ceverha

Government Relations Committee

Anthony S. Sciortino (Chairman)
John P. Salazar (Vice Chairman)
Patricia P. Brister
C. Kent Conine
Julie A. Cripe
Lee R. Gibson
Mary E. Ceverha

Risk Management Committee

Joseph F. Quinlan, Jr. (Chairman)
Robert M. Rigby (Vice Chairman)
Julie A. Cripe
Ron G. Wiser
Lee R. Gibson
Mary E. Ceverha

Strategic Planning Committee

Charles G. Morgan, Jr. (Chairman)
Margo S. Scholin (Vice Chairman)
Joseph F. Quinlan, Jr.
Robert M. Rigby
Lee R. Gibson
Mary E. Ceverha

Mr. Gibson and Ms. Ceverha currently serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

January 19, 2011	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer